Exhibit 10.21

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FIRST Amendment

to

Loan and security agreement

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 26th day of October, 2020, by and between SILICON VALLEY BANK (“Bank”) and VERRICA PHARMACEUTICALS INC., a Delaware corporation (“Borrower”), whose address is 10 North High Street, Suite 200, West Chester, Pennsylvania 19380.

Recitals

A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 10, 2020 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to (i) modify the financial covenant and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 6.2 (Financial Statements, Reports, Certificates). Sections 6.2(a) and 6.2(b) are amended by inserting the following to appear at the beginning of each such Section:

“at all times following the occurrence of the FDA Event,”

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2.2Section 6.9 (Financial Covenant – Trailing Six (6) Month Net Revenue).  Section 6.9 is deleted in its entirety and replaced with the following:

“6.9Financial Covenant – Trailing Six (6) Month Net Revenue.  During a Testing Period, Borrower shall achieve (calculated with respect to Borrower only and not on a consolidated basis) for the most recent calendar quarter then-ended and each calendar quarter thereafter if such Testing Period is still in effect, minimum net revenue, generated from the sale of Borrower’s products (excluding revenue generated with respect to licensing arrangements), determined in accordance with GAAP, measured on a trailing six (6) month basis, of at least

Trailing Six (6) Month Period Ending	Minimum Revenue
[***]	[***]
[***]	[***]
[***] [***]	[***] [***]

With respect to the period ending [***] and each calendar quarter thereafter, the levels of minimum revenue shall be mutually agreed upon between Borrower and Bank, based upon, among other factors, Borrower’s Board-approved operating plan and financial projections, which shall be acceptable to Bank, and Bank’s then current credit underwriting. With respect thereto, Borrower’s failure to agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before [***], to any net revenue covenant levels proposed by Bank with respect to any period from [***] through and including [***], shall result in an immediate Event of Default for which there shall be no grace or cure period.”

2.3Section 8.11 (Mezzanine Loan Agreement). Section 8.11 is deleted in its entirety and replaced with the following:

“8.11Mezzanine Loan Agreement. The occurrence of an Event of Default (as defined in the Mezzanine Loan Agreement) under the Mezzanine Loan Agreement (other than Event of Default (as defined in the Mezzanine Loan Agreement) solely under 6.7(b) of the Mezzanine Loan Agreement).”

2.4Section 13 (Definitions).  The following term and its definition set forth in Section 13.1 of the Loan Agreement is deleted in its entirety and replaced with the following:

““Testing Period” is, at all times, commencing as of [***], when unrestricted and unencumbered cash (other than Liens in favor of Bank under this Agreement) held in accounts in the name of Borrower maintained with Bank is less than [***] the aggregate principal amount outstanding under the Term B Loan Advances (as defined in the Mezzanine Loan Agreement).”

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2.5Section 13 (Definitions).  The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 13.1 thereof:

““FDA” means the United Stated Food and Drug Administration, and any successor thereto.”

““FDA Event” means the date on which Borrower has provided Bank with evidence, in Bank’s sole but reasonable discretion, that Borrower has received FDA approval of VP-102 for the treatment of Molluscum Contagiosum.”

““First Amendment Effective Date” is October 26, 2020.”

2.6Exhibit B (Compliance Certificate).  The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

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4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Post-Closing Deliverable.  Borrower shall deliver to Bank within forty-five (45) days after the First Amendment Effective Date, a duly executed bailee’s waiver in favor of Bank, in form and substance acceptable to Bank, for the following location where Borrower maintains property with a third party: [***].

6.Updated Perfection Certificate.  Borrower has delivered an updated Perfection Certificate in connection with this Amendment dated as of the date hereof (the “Updated Perfection Certificate” ) which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of March 10, 2020. Borrower hereby acknowledges and agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be references to the Updated Perfection Certificate, as defined herein.

7.Release by Borrower:

A.FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Bank and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of

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time through and including the date of execution of this Amendment (collectively “Released Claims”).  Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

B.In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

C.By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever.  Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

D.This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release.  Borrower acknowledges that the release contained herein constitutes a material inducement to Bank to enter into this Amendment, and that Bank would not have done so but for Bank’s expectation that such release is valid and enforceable in all events.

E.Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:

1Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

2Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

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3The terms of this Amendment are contractual and not a mere recital.

4This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

5Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released.  Borrower shall indemnify Bank, defend and hold it harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

8.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment to Bank of Bank’s legal fees and expenses incurred in connection with this Amendment.

11.Governing Law.  The provisions of Section 11 of the Loan Agreement shall apply to this Amendment as if set forth herein, mutatis mutandis.

[Signature page follows.]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		VERRICA PHARMACEUTICALS INC.

By:	/s/ Tom Gordon	By:	/s/ A. Brian Davis
Name:	Tom Gordon	Name:	A. Brian Davis
Title:	Managing Director	Title:	Chief Financial Officer

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Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	VERRICA PHARMACEUTICALS INC.

The undersigned authorized officer of VERRICA PHARMACEUTICALS INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly revenue, net profit and cash balance statements with Compliance Certificate	Monthly within 30 days	Yes No
Quarterly financial statements with Compliance Certificate	Within 45 days of quarter end (within 90 days of quarter end for Q4)	Yes No
Annual financial statement with Compliance Certificate (CPA Audited)	FYE within 180 days	Yes No
10-Q Report	Within 45 days of quarter end for 10-Q (within 90 days of quarter end for Q4)	Yes No

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Filed 10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R Agings, A/P Agings & Inventory Reports	At all times following the occurrence of the FDA Event, monthly within 30 days when an Advance is outstanding or has been requested	Yes No
Borrowing Base Reports	At all times following the occurrence of the FDA Event, with each Advance request and monthly within 30 days when an Advance is outstanding	Yes No
Board approved projections	30 days of FYE and as amended/updated	Yes No

Financial Covenants	Required		Actual	Complies

Minimum Revenue*	$	*	$	Yes No

* as set forth in Section 6.9

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

VERRICA PHARMACEUTICALS INC.	BANK USE ONLY

Received by:
By:		authorized signer
Name:	Date:
Title:
Verified:
authorized signer
Date:

	Compliance Status:	Yes No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.

Dated:    ____________________

I.Minimum Revenue (Section 6.9)

Required: During a Testing Period, Borrower shall achieve (calculated with respect to Borrower only and not on a consolidated basis) for the most recent calendar quarter then-ended and each calendar quarter thereafter if such Testing Period is still in effect, minimum net revenue, generated from the sale of Borrower’s products (excluding revenue generated with respect to licensing arrangements), determined in accordance with GAAP, measured on a trailing six (6) month basis, of at least:

Trailing Six (6) Month Period Ending	Minimum Revenue
[***]	[***]
[***]	[***]
[***] [***]	[***] [***]

Actual:

A.	Minimum Revenue	$

Is line A equal to or greater than ________*?

* As set forth above.

No, not in compliance	Yes, in compliance